Daniel S. Glaser President and Chief Executive Officer Marsh & McLennan Companies, Inc. 1166 Avenue of the Americas New York, New York 10036 212 345 4874 Fax 212 345 6676 dan.glaser@mmc.com www.mmc.com

Exhibit 10.1

February 19, 2020

John Q. Doyle
Hand delivery

Subject:    Terms of Employment

Dear John:

This amendment to the Letter Agreement, dated September 14, 2017, between you and Marsh & McLennan Companies, Inc. (the “Letter Agreement”), revises the terms and conditions of your employment by Marsh LLC (“Marsh”) as its President and Chief Executive Officer. The Letter Agreement will continue to govern your employment except as specified below:

1.	Your title is President & Chief Executive Officer, Marsh and Vice Chair, Marsh & McLennan.

2.	Exhibit A to the Letter Agreement shall be deleted and replaced in its entirety with the attached Exhibit A.

The terms of this amendment are effective as of January 15, 2020. Please acknowledge your agreement with the terms of the Letter Agreement, as amended by this first amendment, by signing and dating this and the enclosed copy and returning one to me.

Sincerely,

/s/ Daniel S. Glaser
Daniel S. Glaser
President and Chief Executive Officer
Marsh & McLennan Companies, Inc.

Accepted and Agreed:

/s/ John Q. Doyle
(Signature)

2/19/20
(Date)

February 19, 2020
John Q. Doyle

Exhibit A

Board or Committee Memberships	The Board of New York Police and Fire Widows and Children’s Benefit Fund Inner City Scholarship Fund
Annual Base Salary	$1,000,000
Annual Target Bonus Opportunity
Bonus awards are discretionary. Target bonus of $2,500,000 commencing with the 2020 performance year (awarded in 2021). Actual bonus may range from 0% - 200% of target, based on achievement of individual performance objectives, Marsh’s performance and/or Marsh & McLennan Companies’ performance as Marsh & McLennan Companies may establish from time to time.

Annual Target Long-Term Incentive Opportunity	Long-term incentive awards are discretionary. Target award value of $3,000,000, commencing with the award made in 2020.